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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - December 31, 2001


                       Plains All American Pipeline, L.P.
                (Name of Registrant as specified in its charter)


            DELAWARE                       0-9808               76-0582150
  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                           Identification No.)


                                 333 Clay Street
                              Houston, Texas 77002
                                 (713) 646-4100
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)

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Item 7.    Financial Statements and Exhibits

           (c)    Exhibits

                  99.1 Audited Balance Sheet of Plains AAP, L.P., dated as of December 31, 2001.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  May 24, 2002         By:  Plains AAP, L.P., its general partner

                            By:  Plains All American GP LLC, its general partner

                            By:      /s/ Phil Kramer
                                -----------------------------------------------
                            Name:    Phil Kramer

                            Title:   Executive Vice President and Chief
                                     Financial Officer






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                                Index to Exhibits

99.1     Audited Balance Sheet of Plains AAP, L.P., dated as of December 31,
         2001.







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